UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2006

ALLOY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26023	04-3310676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 West 26th Street, 11th Floor

New York, NY 10001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01    OTHER EVENTS.

On January 12, 2006, Alloy, Inc. (the “Company”) issued a press release announcing that, on January 12, 2006, at a special meeting of its stockholders held on January 12, 2006, more than a majority of the Company’s outstanding shares voted in favor of authorizing the Alloy Board of Directors to amend the Company’s restated certificate of incorporation to effect, at the Board’s discretion, a one for two, one for three or one for four reverse stock split. Subsequent to the special stockholder meeting, the Alloy Board of Directors approved implementing a one for four reverse split of the issued and outstanding shares of the Company’s common stock. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM  9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit.

99.1	Press Release dated January 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC.

Date: January 13, 2006	/s/ Matthew C. Diamond
Matthew C. Diamond Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 12, 2006.